Exhibit 10.4

EXECUTION VERSION

AMENDMENT No. 2, dated as of December 21, 2015 (this “Amendment”), to the Second Amended and Restated Term Loan Agreement, dated as of August 25, 2014 and effective as of January 30, 2015 (as amended by Amendment No. 1, dated as of the date hereof, as further amended by this Amendment No. 2 and as may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Term Loan Agreement”) among ALBERTSON’S LLC, a Delaware limited liability company (“Parent Borrower”), SAFEWAY INC. (“Safeway”), the other co-borrowers party thereto (together with the Parent Borrower and Safeway, the “Borrowers” and each, a “Borrower”), the Guarantors party thereto, the parties thereto from time to time as lenders, whether by execution of the Term Loan Agreement or an Assignment and Acceptance (each individually, a “Lender” and collectively, “Lenders” as further defined in the Term Loan Agreement) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, in its capacity as administrative agent and collateral agent (in such capacity, “Agent” as further defined in the Term Loan Agreement). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Term Loan Agreement.

WHEREAS, the Borrowers and the Agent desire to amend the Term Loan Agreement on the terms set forth herein;

WHEREAS, Section 2.8(b) of the Term Loan Agreement provides that, in certain cases, if the Effective Yield on any Incremental Term Loans shall exceed the Effective Yield on any outstanding Term B Loans, the Effective Yield on the outstanding Term B Loans shall be increased as provided for in Section 2.8(b);

WHEREAS, the Borrowers have requested new Incremental Term Loans in the form of Term B-5 Loans, for which the Effective Yield will exceed the Effective Yield on the outstanding Term B-2 Loans and Term B-3 Loans by greater than 25 basis points;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. Effective as of the Amendment No. 2 Effective Date (as defined below), the Term Loan Agreement is hereby amended as follows:

(a) By deleting the definition of Applicable Margin and replacing it in its entirety with the following:

The definition of “Applicable Margin” shall mean a percentage per annum equal to (A) for Term B-2 Loans which are Eurodollar Rate Loans, 4.500%, (B) for Term B-3 Loans which are Eurodollar Rate Loans, 4.125%, (C) for Term B-4 Loans which are Eurodollar Loans, 4.500%, (C) for Term B-2 Loans which are Base Rate Loans, 3.500%, (D) for Term B-3 Loans which are Base Rate Loans, 3.125% and (E) for Term B-4 Loans which are Base Rate Loans, 3.500%.

Section 2. Conditions to Effectiveness. This Amendment shall become effective when the Agent shall have received a counterpart of this Amendment executed by the Agent and the Borrowers (such date, the “Amendment No. 2 Effective Date”).

Section 3. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

Section 4. Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES TO THE PROVISIONS SET FORTH FURTHER IN SECTION 12.1 OF THE TERM LOAN AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.

Section 5. Headings. The headings in this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6. Effect of Amendment. Except as specifically amended herein, all Financing Agreements shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Financing Agreements, nor constitute a waiver of any provision of the Financing Agreements. This Amendment shall constitute a Financing Agreement for purposes of the Term Loan Agreement and from and after the Amendment No. 2 Effective Date, all references to the Term Loan Agreement in any Financing Agreement and all references in the Term Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Term Loan Agreement, shall, unless expressly provided otherwise, refer to the Term Loan Agreement as amended by this Amendment. The Borrowers hereby consent to this Amendment and confirm that all obligations of the Borrowers under the Financing Agreements to which each is a party shall continue to apply to the Term Loan Agreement as amended hereby.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

[Signature Page to Amendment No. 2]

ALBERTSON’S LLC

By:	/s/ Robert Dimond
	Name:	Robert Dimond
	Title:	Executive Vice President & Chief Financial Officer

ALBERTSONS COMPANIES, LLC

By:	/s/ Robert Dimond
	Name:	Robert Dimond
	Title:	Executive Vice President & Chief Financial Officer

NEW ALBERTSON’S, INC.

By:	/s/ James Perkins
	Name:	James Perkins
	Title:	President & Chief Operating Officer

SPIRIT ACQUISITION HOLDINGS LLC

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Vice President, Legal

UNITED SUPERMARKETS, L.L.C.

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Vice President, Legal

[Signature Page to Amendment No. 2]

SAFEWAY INC.

By:	/s/ Bradley S. Fox
	Name:	Bradley S. Fox
	Title:	Vice President & Treasurer

[Signature Page to Amendment No. 2]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
	Name:	D. Andrew Maletta
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2]